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                                                                 Exhibit 23(a)


                             ACCOUNTANTS' CONSENT


The Board of Directors
Cytec Industries Inc.:


We consent to the use of our reports relating to the consolidated financial statements of Cytec Industries Inc. and subsidiaries incorporated herein by reference.



                                                   /s/ KPMG Peat Marwick LLP
                                                   ---------------------------
                                                   KPMG Peat Marwick LLP




Short Hills, New Jersey
February 2, 1998

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